                                                                    EXHIBIT 10.5

                                 PROMISSORY NOTE

June 6, 2000                                                         $900,000.00

                  FOR VALUE RECEIVED, the undersigned (hereinafter referred to as "MAKER") promises to pay to the order of HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (hereinafter referred to as "PAYEE"), at Payee's office at Seven Northside Parkway Square, 4200 Northside Parkway, Atlanta, Georgia 30327, or at such other place as the holder hereof may designate, the principal sum of Nine Hundred Thousand and No/100 Dollars ($900,000.00), together with interest on so much of the principal balance of this Note as may be outstanding and unpaid from time to time, calculated on the basis of a 360 day year and actual days elapsed, at the Applicable Interest Rate, as defined herein.

                  Maker acknowledges that Payee has advanced $806,245.83 of the principal amount hereof directly to Prudential Securities Incorporated ("PRUDENTIAL"), in full payment of a certain margin loan made by Prudential to Maker, and secured by certain securities pledged by Maker to Prudential, which securities are being pledged by Maker as security for this Note.

                  Principal and interest shall be due and payable in full on August 30, 2000. Any overdue payment of principal or interest on this Note shall bear interest at the Applicable Interest Rate plus two percentage points (2.0%) until paid, but only to the extent that payment of such interest on overdue principal or interest is enforceable under applicable law.

                  As used herein, the term "APPLICABLE INTEREST RATE" shall mean either (i) the Index Rate, plus four and one-half percentage points (4.50%) or
(ii) Adjusted LIBOR plus four and one-half percentage points (4.50%), as elected by Payee upon execution hereof and on the first business day of each month thereafter (the "INTEREST DETERMINATION DATE"). "ADJUSTED LIBOR" shall mean a rate per annum (rounded upward, if necessary to the next higher 1/16 of 1%) equal to the rate obtained by dividing (a) LIBOR (similarly rounded) by (b) a percentage equal to 1 minus the Reserve Requirement in effect from time to time. "INDEX RATE" shall mean, for any day in any calendar month, the rate of interest equivalent to the money market yield for the Interest Determination Date falling in such month on the one month commercial paper rate for dealer-placed commercial paper of issuers whose corporate bonds are rated "AA" or its equivalent by a nationally recognized rating agency, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York and published weekly by the Board of Governors of the Federal Reserve System in its H.15 report, or any successor publication published by the Board of Governors of the Federal Reserve System or, if such rate for such date is not yet published in such statistical release, the rate for that date will be the rate set forth in the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System. "LIBOR" shall mean, with respect to any Interest Determination Date, (i) the London Interbank Offered Rate for deposits in U.S. dollars for a period comparable to the period from and including such Interest Determination Date to and including the next Interest Determination Date which is published in The Wall Street Journal (Eastern Edition) under the caption "Money Rates - London Interbank Offered Rates (LIBOR)" on such date of determination; or (ii) if The Wall Street Journal does not publish such rate, the offered rate for deposits in U.S. dollars for a period of time comparable to the period from and including such Interest Determination Date to and including the next succeeding Interest Determination Date which appears on the Dow Jones Markets Page 3750 as of 10:00 a.m., New York time, on such Interest Determination Date, provided that if at least two rates appear on the Dow Jones Markets Page 3750, the "London Interbank Offered Rate" applicable to such period shall be the arithmetic mean of such rates; or (iii) if The Wall Street Journal does not publish such rate and no such rate appears on the Dow Jones Markets Page 3750 at such time, the rate per annum at which deposits in U.S. dollars are offered by the principal London office of The Chase Manhattan Bank, N.A. to leading banks in the London interbank market at approximately 11:00 a.m., London time, on such Interest Determination Date in an amount approximately equal to the principal amount of the Loans for a period of time comparable to the period from and including such Interest Determination Date to and including the next succeeding Interest Determination Date, in each case as determined by Bank of America, N.A. (or an affiliate thereof) whose determination shall be conclusive absent manifest error. "RESERVE REQUIREMENT" shall mean at any time the then current maximum rate for which reserves (including any marginal, supplemental or emergency reserve) are required to be maintained under Regulation D by member banks of the Federal Reserve System in New York City with deposits comparable in amount to those of Bank of America, N.A. against "Eurocurrency liabilities", as that term is used in Regulation D. Adjusted LIBOR shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement. It is the intent of Maker and Payee that the interest payable by Maker under this Note shall be equal to the interest payable by Payee on the Bridge Loan advanced to Payee pursuant to the Amended and Restated Credit Agreement, dated as of May 26, 1998, by and among Horizon Medical Products, Inc., the lenders referred to therein, and Banc of America Commercial Finance Corporation (formerly NationsCredit Commercial Corporation), as Agent for such lenders, as amended from time to time (the "HORIZON CREDIT AGREEMENT").

                  Maker may prepay this Note in whole or in part at any time without penalty or premium.

                  The occurrence of any one or more of the following events will constitute a default by Maker hereunder (hereinafter referred to as an "EVENT OF DEFAULT"): (i) Maker fails to pay when due any amount payable under this Note or otherwise fails to perform or breaches a covenant in this Note; (ii) any statement, representation, or warranty made by Maker or on Maker's behalf in connection with this Note proves to have been untrue, incorrect, misleading or incomplete in any material respect as of the date made; (iii) the occurrence of a default, event of default or Event of Default under any other agreement to which Payee and Maker are parties or under any other instrument executed by Maker in favor of Payee, including without limitation any loan and security agreement, loan agreement, security agreement, pledge agreement, security deed, note or guaranty; (iv) Maker becomes insolvent as defined in the Georgia Uniform Commercial Code or makes an assignment for the benefit of creditors, or an action is brought by Maker seeking Maker's dissolution or liquidation of his assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of his property, or Maker commences a voluntary case under the Federal Bankruptcy Code, or a reorganization or arrangement proceeding is instituted by Maker for the settlement, readjustment, composition or extension of any of his debts upon any terms, or an action or petition is otherwise brought by Maker seeking similar relief or alleging that he is insolvent or unable to pay his debts as they mature; (v) an action is brought against Maker seeking Maker's dissolution or liquidation of any of his assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of his property, and such action is consented to or acquiesced in by Maker or is not dismissed within thirty (30) days of the date upon which it was instituted, or a proceeding under the Federal Bankruptcy Code is instituted against Maker and an order for relief is entered in such proceeding or such proceeding is consented to or acquiesced in by Maker or is not dismissed within thirty (30) days of the date upon which it was instituted, or a reorganization or arrangement proceeding is instituted against Maker for the settlement, readjustment, composition or extension of any of his debts upon any terms and such proceeding is consented to or acquiesced in by Maker or is not dismissed within thirty (30) days of the date upon which it was instituted, or an action or petition is otherwise brought against Maker seeking similar relief or alleging that he is insolvent, unable to pay his debts as they mature or generally not paying his debts as they become due and such action or petition is consented to or acquiesced in by Maker or is not dismissed within thirty (30) days of the date upon which it was brought; (vi) the death of Maker; (vii) Maker repudiates or attempts to repudiate his obligations or liabilities under this Note or under any other agreement to which Payee and Maker are parties or any other instrument executed by Maker in favor of Payee, including without limitation any loan and security agreement, loan agreement, security agreement, pledge agreement, security deed, note or guaranty; (viii) any guarantor of this Note terminates or attempts to terminate such guaranty; (ix) any material adverse change occurs in Maker's financial condition or means or ability to pay this Note; (x) the occurrence of any "Event of Default" under (and as defined in) the Horizon Credit Agreement; or (xi) the average daily Closing Price (as determined over a period of three consecutive trading days) of the common stock of Horizon Medical Products, Inc. shall at any time be less than or equal to $1.25 per share (for purposes of the foregoing, "CLOSING PRICE" on any day shall mean (a) if the common stock is listed or admitted for trading on a national securities exchange, the reported last sales price regular way or, if no such reported sale occurs on such day, the average of the closing bid and asked prices regular way on such day, in each case on the principal national securities exchange on which the common stock is listed or admitted to trading, or (b) if the common stock is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market on such day as reported by NASDAQ or any comparable system or, if not so reported, as reported by any New York Stock Exchange member firm selected by Payee for such purpose).

                  Upon the occurrence of an Event of Default, Payee, at its option, without demand or notice of any kind, may declare this Note immediately due and payable, whereupon all outstanding principal and accrued interest shall become immediately due and payable; provided, however, that Payee shall give Maker written notice of such Event of Default at least ten (10) days prior to exercising its rights and remedies to collect the indebtedness evidenced by this Note.

                  In case this Note is collected by or through an attorney-at-law, all costs of collection, including reasonable attorney's fees, shall be paid by Maker.

                  Time is of the essence.

                  Demand, presentment, notice, notice of demand, notice for payment, protest and notice of dishonor are hereby waived by each and every maker, guarantor, surety and other Person or entity primarily or secondarily liable on this Note.

                  Maker agrees that, in addition to and without limitation of any right of setoff or counterclaim which Payee may otherwise have against Maker, upon the occurrence of any Event of Default hereunder, Payee shall be entitled, at its option, to setoff amounts owed by it to Maker or amounts held by it on or for the account of Maker against any principal, interest or other amounts owing from Maker to Payee hereunder.

                  Payee shall not be deemed to waive any of its rights unless such waiver be in writing and signed by Payee. No delay or omission by Payee in exercising any of its rights shall operate as a waiver of such rights and a waiver in writing on one occasion shall not be construed as a consent to or a waiver of any right or remedy on any future occasion. This Note may not be amended or modified in any manner except by written instrument executed by Payee and Maker.

                  In no event shall the amount of interest due and payable under this Note exceed the maximum rate of interest allowed by applicable law (including, without limitation, O.C.G.A ss. 7-4-18) and, in the event any such payment is made by Maker or received by Payee, such excess sum shall be credited as a payment of principal (or if no principal shall remain outstanding, shall be refunded to Maker). It is the express intent hereof that Maker not pay and Payee not receive, directly or indirectly or in any manner, interest in excess of that which may be lawfully paid under applicable law.

                  This Note shall be governed by and construed and enforced in accordance with the laws of the State of Georgia. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

                  This Note is secured by those certain Pledge Agreements, dated of even date herewith, executed by each Maker in favor of Payee.

                  Words importing the singular number hereunder shall include the plural number and vice versa, and any pronoun used herein shall be deemed to cover all genders. Without limiting the generality of the foregoing, should more than one person execute this Note as maker, the words "Maker", "he" and "his" as used herein shall include all such persons collectively and each such person individually, and each maker shall be jointly and severally liable hereunder. "Person" as used herein means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated association or government or any agency or political subdivision thereof.

                  The word "Payee" as used herein shall include transferees, successors and assigns of Payee, and all rights of Payee hereunder shall inure to the benefit of its transferees, successors and assigns. All obligations of Maker shall bind his heirs, legal representatives, successors and assigns.

                  MAKER HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT MAKER MAY HAVE UNDER ANY APPLICABLE LAW TO A TRIAL BY JURY WITH RESPECT TO ANY SUIT OR LEGAL ACTION WHICH MAY BE COMMENCED BY OR AGAINST PAYEE CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY, ENFORCEMENT OR PERFORMANCE OF THIS NOTE. IN THE EVENT ANY SUCH SUIT OR LEGAL PROCEEDING IS COMMENCED BY OR AGAINST PAYEE, MAKER HEREBY EXPRESSLY AGREES, CONSENTS AND SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA AND OF ANY GEORGIA STATE COURT SITTING IN ATLANTA WITH RESPECT TO SUCH SUIT OR LEGAL ACTION, AND MAKER ALSO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE JURISDICTION AND VENUE OF THE COURTS SUBMITTED TO AND AGREED UPON IN THIS PARAGRAPH ARE NOT EXCLUSIVE BUT ARE CUMULATIVE AND IN ADDITION TO THE JURISDICTION OF ANY OTHER COURT UNDER ANY APPLICABLE LAWS OR IN EQUITY. MAKER HEREBY AGREES THAT MAKER SHALL NOT INSTITUTE ANY SUIT OR LEGAL ACTION AGAINST PAYEE CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY, ENFORCEMENT OR PERFORMANCE OF THIS NOTE EXCEPT IN A STATE OR FEDERAL COURT SITTING IN ATLANTA, GEORGIA AND HEREBY EXPRESSLY CONSENTS TO THE REMOVAL OF ANY SUCH SUIT OR LEGAL ACTION FILED BY MAKER IN ANY OTHER VENUE TO ANY STATE OR FEDERAL COURT SITTING IN ATLANTA, GEORGIA.

                  SIGNED, SEALED AND DELIVERED by the undersigned as of the day and year first above set forth.

                                            HUNT FAMILY INVESTMENTS, L.L.L.P.
Witness:
        -----------------------

                                            By:                           (SEAL)
                                               ---------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            ------------------------------(SEAL)
Witness:                                    MARSHALL B. HUNT, INDIVIDUALLY
        -----------------------


                                            Address:
                                                    ------------------------
                                                    ------------------------
                                                    ------------------------

                                   ENDORSEMENT

         Pay to the order of BANC OF AMERICA COMMERCIAL FINANCE CORPORATION (formerly NationsCredit Commercial Corporation), as Agent (the "AGENT") for itself and any other lenders signatories the Amended and Restated Credit Agreement, dated as of May 26, 1998, between the undersigned, such lenders and the Agent, with recourse.

                                    HORIZON MEDICAL PRODUCTS, INC.


                                    By:
                                       ----------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------